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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 29, 2006

                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                   000-22433               75-2692967
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                            6300 Bridgepoint Parkway
                             Building Two, Suite 500
                               Austin, Texas 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On November 29, 2006, Brigham entered into an Amended and Restated Indemnity Agreement with all of its directors and officers. As with the Brigham's previous form of Indemnity Agreement, the Amended and Restated Indemnity Agreement provides for indemnification in certain instances against liability and expenses incurred in connection with proceedings brought by or in the right of Brigham or by third parties by reason of a person serving as an officer or director of Brigham. The agreement also provides additional clarification regarding the indemnification process and procedure.

         The Form of the Amended and Restated Indemnity Agreement is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibit 99.1 Form of the Amended and Restated Indemnity Agreement Form dated November 29, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 BRIGHAM EXPLORATION COMPANY

Date: December 5, 2006
                                                 By: /s/ Eugene B. Shepherd, Jr.
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                                                     Eugene B. Shepherd, Jr.
                                                     Executive Vice President &
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

Item Number                                  Exhibit
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99.1*           Form of the Amended and Restated Indemnity Agreement Form dated
                November 29, 2006.